Bank Loan	12 Months Ended
Oct. 31, 2022
Bank Loan [Abstract]
BANK LOAN

Note 7 — BANK LOAN

Bank loan consisted of the following loans:

	October 31, 2022	October 31, 2021

Loan from DBS Bank (due on May 13, 2025) (1)	$2,330,334	$3,352,464
Revolving credit for keyman insurance (2)	916,923	916,923
Total	$3,247,257	$4,269,387
Less: current maturity of long-term bank loan	880,631	899,581
Long term of bank loan	$2,366,626	$3,369,806

(1)	On April 9, 2020, the Group signed a loan agreement with DBS Bank Ltd. to obtain a five-year loan of $3,533,319 (or SGD 5,000,000). The loan bears a fixed interest rate of 3% per annum. The bank loan was secured by Mr. Dong Zhang. The Group is required to pay interest for the first twelve months and repay monthly instalments comprising principal and interest thereafter. As of October 31, 2022 and 2021, the balance was $2,330,334 and $3,352,464, respectively.

(2)	On February 14, 2020, the Group obtained a revolving credit facility I (RCF I) from DBS Bank Ltd. of $916,923 and used to settle the premium of Insurance Policy. The weighted average effective interest rate is 1.87% per annum. The revolving credit facility is secured by way of first legal assignment of Insurance Policy of all rights, title, interests and benefits under and arising out of the Insurance Policy including all proceeds payable under the Insurance Policy and all proceeds of any repayment or refund of premium by the Insurer, with notification of the assignment to be served and acknowledged by the Insurer.

Interest expense for the above-mentioned loans amount to $101,877, $114,204 and $52,045 for the years ended October 31, 2022, 2021 and 2020, respectively. The effective interest rate was 2.8% and 2.6% for the years ended October 31, 2022 and 2021, respectively.

The repayment schedule for the bank loans are as follows:

Twelve months ending October 31,	Repayment
2023	$880,631
2024	907,381
2025	542,322
2026	-
2027	-
Thereafter	916,923
Total	$3,247,257